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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 20, 2008
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                     PENSECO FINANCIAL SERVICES CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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       PENNSYLVANIA                   000-23777                23-2939222
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)


                 150 NORTH WASHINGTON AVENUE, SCRANTON, PA 18503

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 570-346-7741

                                      NONE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                               ------------------

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

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ITEM 8.01       OTHER EVENTS.
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         On May 20, 2008, the Board of Directors of Penseco Financial Services
Corporation, the parent holding company of Penn Security Bank & Trust Company, declared a cash dividend payment of $0.41 per share, an increase of 10.8% over dividends paid in the second quarter of 2007. The dividend will be paid on June 13, 2008 to shareholders of record as of the close of business on May 30, 2008.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       PENSECO FINANCIAL SERVICES CORPORATION



                                       By: /s/ Craig W. Best
                                           -------------------------------------
                                           Craig W. Best
                                           President and Chief Executive Officer

Date:  May  27, 2008